UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2006 (May 11, 2006)

THE NASDAQ STOCK MARKET, INC.

(Exact name of Company as specified in its charter)

Delaware	000-32651	52-1165937
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Liberty Plaza, New York, New York 10006

(Address of principal executive offices) (Zip code)

Company’s telephone number, including area code: (212) 401-8700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Entry into a Material Definitive Agreement.

In connection with its registration statement on Form S-3 filed with the Securities and Exchange Commission on January 30, 2006, Nasdaq Stock Market, Inc. is filing the exhibit listed in Item 9.01 of this report.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit 5.1 Opinion of Skadden, Arps, Slate, Meagher & Flom LLP, re: legality

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 11, 2006	THE NASDAQ STOCK MARKET, INC.

	By:	/s/ Edward S. Knight
	Name: Title:	Edward S. Knight Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
5.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP, re: legality